Exhibit 10.1

AMENDMENT TO PURCHASE AND SALE AGREEMENT

SELLER:

EDWIN S. NICHOLS, et al (“Seller”).

BUYER:

XUN OIL CORPORATION (as successor to Crockett Energy Corporation)

DATE:

MAY 22, 2012

PROPERTIES:

Those oil and gas leases in Crockett County, Texas as more fully described in the Purchase and Sale Agreement, dated as of January 31, 2012 as amended from time to time (the “Agreement”).

In consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged the undersigned hereby agree to amend the Agreement by deleting paragraph 3(i)a. to the Third Amendment to the Agreement and replacing it in its entirety with the following:

 On or before 5:00 PM EDT on May 29, 2012, the sum of $85,356.00, representing the interest due for the entire month of May.

No other changes or modifications to the Agreement are intended or implied by this Amendment, and in all other respects all the terms and conditions of the Agreement shall remain in full force and effect.

DATED May 22, 2012.

SELLER

Signed: /s/ Edwin S. Nichols

Edwin S. Nichols, Seller - (80% interest)

BUYER

XUN OIL CORPORATION

Signed: /s/ Jerry G. Mikolajczyk

Jerry G. Mikolajczyk, President

7024231.1